UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)      OCTOBER 25, 2004
                                                     --------------------------


                            PATRICK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


             INDIANA                     0-3922                  35-1057796
-------------------------------     ---------------       ----------------------
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)         Identification Number)


   1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)            46515
------------------------------------------------------------       -----------
           (Address of Principal Executive Offices)                (Zip Code)


      Registrant's Telephone Number, including area code      (574) 294-7511
                                                         -----------------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 25, 2004, Patrick Industries, Inc. issued a press release announcing increased net sales and operating results for the third quarter and nine months ended September 30, 2004 . A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                       99.1         Earnings Press Release issued October 25,
                                    2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PATRICK INDUSTRIES, INC.
                                                    ----------------------------
                                                         (Registrant)


DATE  OCTOBER 25, 2004                         BY  /s/ Andy L. Nemeth
      ----------------                             -----------------------------
                                                    Andy L. Nemeth
                                                    Vice President - Finance
                                                    and Chief Financial Officer